UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2012

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-166171	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (888) 445-6183

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 24, 2012, the Board of Directors of the registrant Respect Your Universe, Inc. (”RYU”) approved a services agreement (“Exit 21 Contract”) with Exit Global Solutions LLC, dba Exit 21 Apparel Solutions, an Oregon limited liability company (“Exit 21”) for the provision of product design, creation, development, merchandising, sourcing and production.  A copy of the Exit 21 Contract is attached hereto as Exhibit 10.1.

The term of the Exit 21 Consulting Contract is made effective as of January 1, 2012 and runs through June 30, 2012. Pursuant to tits terms, RYU shall pay Exit 21 an aggregate of $386,000 for such products and services during the term.

Exit 21 is an entity owned by RYU’s CEO Christopher Martens and COO Erick Siffert.

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a)           On January 24, 2012, the Board of Directors of RYU approved the following management compensation terms effective as of January 1, 2012:

Christopher Martens, Chief Executive Officer.  Up until December 31, 2011, Mr. Martens had served as our CEO in a consulting capacity through Exit 21. Effective January 1, 2012, RYU and Mr. Martens entered into an employment agreement for his role as RYU CEO. Pursuant to the terms of the employment agreement Mr. Martens shall be paid an annual salary of $180,000, be issued an annual option to purchase 100,000 shares of RYU common stock, participate in standard RYU benefits, and be paid a severance of $180,000 upon termination without cause or resignation for a good reason (as defined in the employment agreement). A copy of the employment agreement is attached hereto as Exhibit 10.2.

Erick Siffert, Chief Operating Officer. Up until December 31, 2011, Mr. Siffert had served as our COO in a consulting capacity through Exit 21. Effective January 1, 2012, RYU and Mr. Siffert entered into our standard form at-will offer letter for his role as RYU COO. Pursuant to the terms of the offer letter, Mr. Siffert shall be paid an annual salary of $180,000, be issued an annual option to purchase 100,000 shares of RYU common stock, and participate in standard RYU benefits.

(b)           On January 24, 2012, the Board of Directors of RYU appointed Christopher Martens, our CEO, to a vacancy on the Board of Directors.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

10.1          Exit 21 Services Contract
10.2          Employment Agreement with CEO Christopher Martens

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	January 30, 2012

By:	/s/ Kristian Andresen
Kristian Andresen
Chairman and Secretary